Prudential Real Assets Fund, a series of
Prudential Investment Portfolios 3

Supplement dated March 8, 2011 to the Prospectus

This supplement amends the Prospectus of Prudential Real Assets Fund (the “Fund”) and is in addition to any existing supplements to a Fund’s Prospectus.

1.

The second paragraph under the caption entitled “Prospectus Summary – Principal Investment Strategies – Real Estate, Utilities/Infrastructure and Natural Resources Asset Classes” is deleted and replaced with the following paragraph:

 The Fund invests in the Class Q shares of the named Underlying Prudential Funds. If any Underlying Prudential Fund does not offer Class Q shares, the Fund will invest in Class Z shares of the Underlying Prudential Funds.

2.	The second paragraph under the caption entitled “Prospectus Summary – Principal Risks of Investing in the Fund– Real Estate Investment Trust Risk” is deleted and replaced with the following paragraph:

 Real Estate Investment Trust Risk. The Fund's investment in certain Underlying Prudential Funds will expose the Fund to the risk of REITs. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code, and to the effect of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT, the Fund and its shareholders could bear its ratable share of the REIT's expenses and would at the same time continue to pay its own fees and expenses.

3.	The table under the caption entitled “Prospectus Summary – Buying And Selling Fund Shares” is deleted and replaced with the following table:

	Minimum Initial Investment	Minimum Subsequent Investment
Fund shares (most cases)	$2,500	$100
Retirement accounts and custodial accounts for minors	$1,000	$100
Automatic Investment Plan (AIP)	$50	$50

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